UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022

ADVAXIS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1

Monmouth Junction, NJ

(Address, including zip code, of Principal Executive Offices)

(609) 452-9813

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	OTCQX® Best Market
Preferred Share Purchase Rights	-	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed in Advaxis, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2022 (the “Prior Form 8-K”), on January 31, 2022, the Company completed the issuance and sale, in a private placement (the “Offering”), of 1,000,000 shares of the Company’s Series D Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”), at an offering price of $4.75 per share, representing a 5% original issue discount (“OID”) to the stated value of $5.00 per share, for gross proceeds of approximately $4.75 million in the aggregate for the Offering, before the deduction of the fees and offering expenses of the Company’s financial advisor. The shares of Series D Preferred Stock will be convertible, at a conversion price of $0.25 per share (subject in certain circumstances to adjustments), into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Series D Preferred Stock and shares of Common Stock into which such preferred shares are convertible were issued in reliance upon the exemption from the securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and/or Rule 506 of Regulation D as promulgated by SEC under the 1933 Act.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 5.03 and 8.01 of this Current Report are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Offering, on and effective January 31, 2022, the Company filed with the Secretary of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series D Preferred Stock designating 1,000,000 shares as Series D Preferred Stock and designating the rights, preferences and limitations of such shares of Series D Preferred Stock.

The description of the preferences, rights and limitations of the Series D Preferred Stock contained in Item 1.01 of the Prior Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Redeemable Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVAXIS, INC.

Date: February 1, 2022	By:	/s/ Kenneth A. Berlin
Kenneth A. Berlin
President, Chief Executive Officer
and Interim Chief Financial Officer